EXHIBIT 8.3

CUSIP No.  003687209

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated:  August 25, 2021

V. PREM WATSA

/s/ V. Prem Watsa

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

12002574 CANADA INC.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

TIG INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

THE NORTH RIVER INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FEDERATED INSURANCE COMPANY OF CANADA

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

WENTWORTH INSURANCE COMPANY LTD.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Vice President and Chief Operating Officer

FAIRFAX (US) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CRC REINSURANCE LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

AW UNDERWRITERS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE FINANCIAL CORPORATION

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

VERASSURE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH NATIONAL INSURANCE CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director

BRIT UW LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director